                                                                      Exhibit 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 and S-3 (File Nos. 2-83780, 2-81019, 2-60469, 33-42536,
33-65077, 33-54045, 333-40991, 333-43017, 333-55667, 333-55669 and 333-5774) of
Carpenter Technology Corporation and its subsidiaries of our reports dated August 13, 2001, relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.



s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 21, 2001